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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                          Date of report: May 25, 2001
                        (Date of earliest event reported)



                              CYBEROPTICLABS, INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                     33-23473                       11-2917728
               (Commission File No.)             (I.R.S. Employer
                                                Identification No.)


                               509 Westport Avenue
                           Norwalk, Connecticut 06851
               (Address of principal executive offices; zip code)

                                 (203) 750-1000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)


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         Item 5.   Other Events.

         On May 25, 2001, the Registrant changed its name from CyberOpticLabs, Inc. to Cordia Corporation.


EXHIBIT INDEX

       Exhibit
        Number                       Exhibit Title
       --------                      -------------

         2.7 Certificate of Amendment to Articles of Incorporation of CyberOpticLabs, Inc. as filed with the Secretary of State of the State of Nevada on May 25, 2001.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 25, 2001


                                CORDIA CORPORATION
                                  (Registrant)


                                By: /c/ Craig C. Gironda
                                    ----------------------------------
                                    Craig C. Gironda
                                    Chief Executive Officer and President